__________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported):  June 10, 1998





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                       333-49015           13-3836437
----------------------------        -------------        ---------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)



  245 Park Avenue
  New York, New York                                      10167
----------------------                                 ----------
  (Address of Principal                                (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                   ----- --------
_________________________________________________________________



Item 5.   Other Events.
----      ------------

Filing of Certain Materials
---------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Loan-Backed Term Notes, Series 1998-1 (the "Term Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three-year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 1998, and for the periods ended March 31, 1998 and March 31, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1998 (which was filed with the Securities and Exchange Commission on May 15, 1998) are hereby incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Irwin Revolving Home Equity Loan Trust 1998-1 Home Equity Loan-Backed Term Notes, Series 1998-1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Term Notes, the Company is filing herewith the consent of KPMG Peat Marwick LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Term Notes. The consent of KPMG is attached hereto as Exhibit 23.1


____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 4, 1998 and the prospectus supplement dated June 10, 1998, of Bear Stearns Asset Backed Securities, Inc., relating to its Home Equity Loan-Backed Term Notes, Series 1998-1.





Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1 Consent of KPMG




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BEAR STEARNS ASSET BACKED
                                SECURITIES, INC


                              By:   /s/ Jonathan Lieberman
                                    -----------------------------
                                     Name:  Jonathan Lieberman
                                     Title:  Vice President



Dated:  June 10, 1998




Exhibit Index
-------------

Exhibit                                                                Page
-------                                                                ----

23.1             Consent of KPMG






                                 EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation


     We consent to the incorporation by reference in the registration statement (No. 333-49015) of Bear Stearns Asset Backed Securities, Inc. (the "Registrant"), and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), included in Form 8-K of the Registrant dated June 10, 1998, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, which report appears in the Form 10-K of Ambac Financial Group, Inc. dated March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                              /s/ KPMG Peat Marwick LLP


New York, New York
June 10, 1998





                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599



                                        June 10, 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  Bear Stearns Asset Backed Securities, Inc.
               Irwin Revolving Home Equity Loan Trust 1998-1
               Home Equity Loan-Backed Term Notes, Series 1998-1
               -------------------------------------------------

Ladies and Gentlemen:

     On behalf of Bear Stearns Asset Backed Securities, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ TaeHun Kim
                                        --------------------------
                                            TaeHun Kim


Enclosure